Exhibit 99.2

2835 Miami Village Drive Miamisburg, OH 45342

NEWS RELEASE

For media information:	For investor information:

Dian Terry	Gregg Swearingen
(937) 242-4781	(937) 242-4600
dian.terry@teradata.com	gregg.swearingen@teradata.com

For Release on February 12, 2008

Teradata Board of Directors Authorizes Stock Repurchase Programs

MIAMISBURG, Ohio – Teradata Corporation (NYSE: TDC), the world’s largest company solely focused on data warehousing and enterprise analytics, today announced that its Board of Directors has approved a stock repurchase program that authorizes Teradata to repurchase up to $250 million of its common stock over a two-year period.

“This new stock repurchase program reflects our confidence in Teradata’s future,” said Mike Koehler, president and chief executive officer of Teradata. “Teradata’s strong balance sheet and increasing cash from operations afford us the flexibility to drive incremental shareholder returns through share-repurchase activity without detracting from our ability to invest in the growth of our businesses and explore strategic opportunities.”

In addition, the Board has authorized an ongoing, self-funded offset dilution program that will use cash received from employee share purchases, under the Teradata Corporation Employee Stock Purchase Plan, and option exercises, under the Teradata Corporation 2007 Stock Incentive Plan, to repurchase Company common stock.

Under both programs, the stock will be repurchased periodically on an ongoing basis in open market transactions at management’s discretion, in accordance with applicable securities rules regarding issuer repurchases.

About Teradata Corporation

Teradata Corporation (NYSE: TDC) is the world’s largest company solely focused on raising intelligence through data warehousing and enterprise analytics. Teradata is in more than 60 countries and on the Web at www.teradata.com.

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Teradata is a trademark or registered trademark of Teradata Corporation in the United States and other countries.

Note to Investors

This news release contains forward-looking statements, including statements as to anticipated or expected results, beliefs, opinions and future financial performance, within the meaning of Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements include projections of revenue, profit growth and other financial items, future economic performance and statements concerning analysts’ earnings estimates, among other things. These forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause Teradata’s actual results to differ materially.

In addition to the factors discussed in this release, other risks and uncertainties could affect our future results and could cause actual results to differ materially from those expressed in such forward-looking statements. Such factors include those relating to: the uncertain economic climate and its impact on the markets in general or on the ability of our suppliers to meet their commitments to us, or the timing of purchases by our current and potential customers, and other general economic and business conditions; the impact of our separation from NCR Corporation and risks relating to our ability to operate effectively as a stand-alone, publicly traded company; changes in our cost structure, management, financing and business operations following our separation from NCR; the rapidly changing and intensely competitive nature of the information technology industry and the data enterprise warehousing business, including the increasing pressure on price/performance for data warehousing solutions; fluctuations in our operating results, unanticipated delays or accelerations in our sales cycles and the difficulty of accurately estimating revenues; risks inherent in operating in foreign countries, including the impact of economic, political, legal, regulatory, compliance, cultural, foreign currency fluctuations and other conditions abroad; the timely development, production or acquisition and market acceptance of new and existing products and services, including our ability to accelerate market acceptance of new products and services; tax rates; turnover of workforce and the ability to attract and retain skilled employees; availability and successful exploitation of new acquisition and alliance opportunities; changes in Generally Accepted Accounting Principles (GAAP) and the resulting impact, if any, on the company’s accounting policies; continued efforts to establish and maintain best-in-class internal information technology and control systems; and other factors described in Teradata Corporation’s Registration Statement on Form 10, and those factors that will be detailed from time to time in the company’s U.S. Securities and Exchange Commission reports and the company’s annual reports to stockholders The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.